TRANSAMERICA PARTNERS INSTITUTIONAL STOCK INDEX

Summary Prospectus

May 1, 2011

Ticker	DISFX

This summary prospectus is designed to provide shareholders with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and most recent reports to shareholders, online at http://www.transamericapartners.com/prospectus. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The fund’s prospectus and statement of additional information, dated May 1, 2011, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2010, are incorporated by reference into this summary prospectus.

Investment Objective: Seeks to match the performance of the Standard & Poor’s 500® Index.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. There are no sales charges (load) or other transaction fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]

Management fees[b]	0.10%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.02%
Total annual fund operating expenses	0.37%
Expense reduction[c]	0.07%
Total annual fund operating expenses after expense reduction	0.30%

a The fund invests in securities through an underlying master fund. This table and the example below reflect the direct expenses of the fund and its allocated share of expenses of the underlying master fund.

b Administrative service fees for the fund are included with the Management fees for the fund.

c Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2017 to waive fees and/or reimburse fund expenses to the extent that the total operating expenses exceed 0.30%, excluding certain expenses such as extraordinary expenses.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$31	$97	$169	$421

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the portfolio turnover rate was 9% of the average value of the fund's portfolio.

Principal Investment Strategies: The fund invests in securities through an underlying master fund having the same investment goals and strategies. BlackRock Fund Advisors (“BFA”) is the investment adviser of the S&P 500 Stock Master Portfolio, the underlying master fund in which the fund invests.

The fund seeks its objective by investing in the stocks comprising the Standard & Poor’s (“S&P”) 500® Index.1 The weightings of stocks in the S&P 500 Index are based on each stock’s relative total market capitalization; that is, its market price per share times the number of shares outstanding. The fund invests approximately the same percentage of its assets in each stock as the stock represents in the S&P 500 Index. Under normal market conditions, the fund invests at least 90% of its net assets (plus the amount of borrowing, if any, for investment purposes) in securities comprising the S&P 500 Index and other investments with similar economic characteristics.

The fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500 Index. The fund’s ability to match the investment performance of the S&P 500 Index may be affected by, among other things, fund expenses, the amount of cash and cash equivalents held by the

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fund, the manner in which the total return of the S&P 500 Index is calculated, the size of the fund’s investment portfolio and the timing, frequency and size of cash flows into and out of the fund. BFA regularly monitors the fund’s correlation to the S&P 500 Index. In the unlikely event that the fund cannot achieve a correlation of at least 95%, the fund’s Trustees will consider alternative arrangements.

In the future, the fund may select another index if it is deemed to be more representative of the performance of publicly traded common stocks in the aggregate.

In seeking to replicate or match the performance of the S&P 500 Index, the fund may use various investment techniques, such as buying and selling futures contracts and options, entering into swap agreements and purchasing indexed securities. The fund may also lend its portfolio securities. These techniques may increase the fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

The fund may invest not more than 10% of its total assets, under normal market conditions, in cash and high-quality money market instruments. These investments are made to provide liquidity and when there is an unexpected or abnormal level of investments in or redemptions from the fund.

Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

1 Standard & Poor’s does not sponsor the fund, nor is it affiliated in any way with the fund or the fund’s advisers. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of McGraw-Hill, Inc. The Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation or warranty, express or implied, regarding the advisability of investing in the fund.

Principal Risks: Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

• Active Trading – Certain funds are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

• Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund's yield will go down. If a significant amount of the fund's assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

• Concentration – The fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) to approximately the same extent that its benchmark index concentrates in a particular industry. To the extent the fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

• Derivatives – Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

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• Increase in Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

• Passive Investment - Because the sub-adviser does not select individual companies in the index that the fund tracks, the fund may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

• Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

• Tracking Error – Imperfect correlation between the fund's portfolio securities and those in the index that the fund tracks, fund fees and expenses, maintenance of cash balances to meet redemption requests, rounding of prices and changes to an index and regulatory policies may cause tracking error, which is the divergence of a fund's performance from that of the fund's benchmark index.

• Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund’s performance has varied from year to year, and how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The table shows average annual total returns for shares of the fund. In the “10 Years or Since Inception” column of the table, fund and index returns are for the past ten years or since inception of the fund, whichever is less. Absent any limitation of the fund’s expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericapartners.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return
Best Quarter:	6/30/2009	16.03%
Worst Quarter:	12/31/2008	-21.99%
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Average Annual Total Returns (periods ended December 31, 2010)

	1 Year	5 Years	10 Years or Since Inception
Transamerica Partners Institutional Stock Index (commenced operations on September 11, 2000)	14.77%	2.08%	1.15%
Standard & Poor's 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

Management:

Investment Adviser: Investment Adviser of S&P 500 Stock Master Portfolio:

Transamerica Asset Management, Inc.  BlackRock Fund Advisors

Portfolio Managers:

Christopher Bliss, Managing Director since 2009

Edward Corallo, Managing Director since 2009

Greg Savage, Managing Director since 2008

Diane Hsiung, Director since 2008

Jennifer Hsui, Director since 2009

Creighton Jue, Managing Director since 2011

Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Diversified Investment Advisors should contact Diversified at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order. The minimum initial investment is $5,000. The fund is currently waiving this minimum. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participations or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.

Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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